PLEDGE AGREEMENT AND LIMITED RECOURSE GUARANTY


                  THIS PLEDGE AGREEMENT (this "Agreement"), dated as of July 16, 1998, is made among ASSET INVESTORS CORPORATION, a Maryland corporation (the "Non-Managing Member"), ASSET INVESTORS OPERATING PARTNERSHIP, L.P., A Deleware limited partnership (the "Managing Member") and SALOMON BROTHERS REALTY CORP., a New York corporation, as agent for the Lenders under the Loan Agreement referred to below (the "Secured Party").

                                R E C I T A L S :

                  A. Pursuant to that certain Loan Agreement, dated as of the date hereof (as amended, modified or supplemented and in effect from time to time, the "Loan Agreement"), by and among AIOP Brentwood West, L.L.C., AIOP Lost Dutchman Notes, L.L.C., and AIOP Mullica, L.L.C. (collectively, the "Non-Florida Borrowers") and AIOP Gulfstream Harbor, L.L.C., AIOP Gulfstream Outlot I, L.L.C., AIOP Gulfstream Outlot II, L.L.C., AIOP Gulfstream Outlot III, L.L.C., and AIOP Serendipity, L.L.C. (collectively, the "Florida Borrowers"), as borrowers (the Florida Borrowers and the Non-Florida Borrowers, collectively, the "Borrower"), LaSalle National Bank, as collateral agent, and Secured Party, as agent and initial lender, Secured Party has agreed to make a loan (the "Loan") to Borrower upon the terms and subject to the conditions set forth therein. The Loan is to be evidenced by, and repayable with interest thereon in accordance with, a promissory note dated the date hereof, executed and delivered by Borrower to the order of Salomon Brothers Realty Corp. (as amended, modified, supplemented or substituted and in effect from time to time, the "Note").

                  B. The Managing Member is the sole member of Non-Florida Borrowers. The Managing Member and the Non-Managing Member (each a "Pledgor" and collectively, the "Pledgors") are the sole members of the Florida Borrowers and the Non-Managing Member is the sole general partner of the Managing Member. The Managing Member and the Non-Managing Member each will therefore derive a benefit from the making of the Loan. To induce Secured Party to enter into the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors have agreed to (i) provide a limited recourse guaranty of Borrower's obligations under the Loan and
(ii) pledge and grant a security interest in the Collateral (as defined herein) as security for such guaranty.

                  C. The execution and delivery of this Agreement by the Pledgors to Secured Party is a condition precedent to the obligation of Secured Party to make the Loan.

                  NOW, THEREFORE, for good and valuable consideration, receipt of which by the parties hereto is hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Loan Agreement. In addition, as used herein:


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                  "Collateral"  shall have the meaning  assigned to such term in
Section 4 hereof.

                  "Obligations" shall mean (i) all indebtedness, obligations and liabilities of Borrower to Secured Party arising under, or in connection with, the Loan Documents, whether now existing or hereafter arising; (ii) any and all sums paid by Lender in order to preserve the Mortgaged Property or its security interest therein; (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of Borrower referred to in clause (i), the expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on the Mortgaged Property, or of any exercise by Secured Party of its rights with respect to the Mortgaged Property under the Loan Documents, together with attorneys' fees and expenses and court costs; and (iv) all indemnity obligations of Borrower to Secured Party pursuant to the Loan Documents.

                  "Organizational Agreement" means the Limited Liability Company Agreement of each Borrower, each dated as of July 13, 1998, as amended and restated from time to time.

                  "Records"  shall  have the  meaning  assigned  to such term in
Section 2(a) hereof.

                  "Secured Obligations" shall mean the Obligations and the rights of Secured Party pursuant to Section 6.

                  "UCC" means at any time the Uniform Commercial Code as in effect in the State of New York; provided, that if, by reason of mandatory provisions of law, the validity or perfection of Secured Party's security interest in any item of Collateral is governed by the UCC as in effect in a jurisdiction other than New York, "UCC" means the UCC as in effect in such other jurisdiction for purposes of the provisions hereof relating to such validity or perfection.

                  Section  2.  Representations  and  Warranties.   Each  Pledgor
represents and warrants to Secured Party that:

                  (a) The chief place of business of Borrower and the Managing Member is at c/o Asset Investors Corporation, 3410 South Galena Street, 17th Floor, Denver, Colorado 80222. The chief executive office of Borrower and the Managing Member and the place where (i) the original copies of the Organizational Agreement are located and (ii) Borrower and Managing Member keep their records concerning the applicable Collateral, including the registration books in which all membership interests in Borrower, partnership interests in Managing Member and pledges and transfers thereof are recorded (collectively, the "Records"), is at c/o Asset Investors Corporation, 3410 South Galena Street, 17th Floor, Denver, Colorado 80222. Pledgors have heretofore furnished to Secured Party a certified copy of the Organizational Agreement as in effect on the date hereof.

                  (b) The Managing Member is a limited partnership, duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing in all other places where necessary in light of the business it conducts and the property that it owns and intends to conduct and own and in light of the transactions contemplated by this Agreement. No filing, recording, publishing or other act


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

that has not been made or done is necessary or desirable in connection with the existence or good standing of the Managing Member or the conduct of the business of the Managing Member, except as would not have a Material Adverse Effect.

                  (c) The Non-Managing Member is a corporation, duly formed, validly existing and in good standing under the laws of the State of Maryland and is duly qualified to do business and is in good standing in all other places where necessary in light of the business it conducts and the property it owns and intends to conduct and own and in light of the transactions contemplated by this Agreement. No filing, recording, publishing or other act that has not been made or done is necessary or desirable in connection with the existence or good standing of the Non-Managing Member, or the conduct of the business of the Non-Managing Member, except as would not have a Material Adverse Effect.

                  (d) Each Pledgor has the full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and the Organizational Agreement. The execution, delivery and performance by each Pledgor of this Agreement and the Organizational Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, partnership action or limited liability company action, as applicable. Each of this Agreement and the Organizational Agreement has been duly executed and delivered by each Pledgor, has not been amended or otherwise modified except as otherwise disclosed in writing to Secured Party prior to the date hereof, is in full force and effect and is the legal, valid and binding obligation of each Pledgor, enforceable against each Pledgor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law). None of the Pledgors is in default in the performance of any covenant or obligation set forth in the Organizational Agreement.

                  (e) Each Pledgor is the sole beneficial owner of the Collateral pledged by it under Section 4 hereof free and clear of all claims, mortgages, pledges, liens, security interests and other encumbrances of any nature whatsoever (and no right or option to acquire the same exists in favor of any other person or entity), except for the assignment, pledge and security interest in favor of Secured Party created or provided for herein, and each Pledgor agrees that it will not encumber or grant any security interest in or with respect to the Collateral or permit any of the foregoing.

                  (f) Upon the filing of UCC-l financing statements ("UCC-ls") in the States where the principal office of each Pledgor is located and, to the extent that the Collateral or any part thereof constitutes "securities" for purposes of Article 8 of the UCC, registration of such pledge on the registration book maintained by Borrower, the pledge and security interest hereunder in favor of Secured Party constitutes a first priority pledge and security interest in and to all of the Collateral pledged by each Pledgor hereunder.

                  (g) None of the execution and delivery of this Agreement and the Organizational Agreement or the consummation of the transactions contemplated herein will conflict with or result in a breach of, or require any


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

consent under, any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency to which Pledgor or its property is bound or subject, or any agreement or instrument to which the Pledgors are a party or by which the Pledgors or any of the Pledgors' property is bound or to which the Pledgors are subject, or constitute a default under any such agreement or instrument, or (except for the liens created pursuant hereto) result in the creation or imposition of any lien or encumbrance upon any of the Pledgors' revenues or assets pursuant to the terms of any such agreement or instrument.

                  (h) No authorizations, approvals or consents of, and no filings or registrations with, any governmental authority are necessary for the execution, delivery or performance by the Pledgors of this Agreement or the Organizational Agreement, except for the filings of the UCC-ls.

                  (i) There is no action, suit or proceeding at law or in equity by or before any governmental authority, arbitral tribunal or other body now pending, or to the best knowledge of the Pledgors, threatened against or affecting the Pledgors or any of its property or the Collateral that could have a material adverse effect on such party's condition, financial or otherwise.

                  (j) No Pledgor is (i) required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment advisor" within the meaning of the Investment Company Act of 1940, as amended, (ii) an "electric utility company", a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

                  (k) The Pledgors and Borrower do not, in connection with incurring the Loan and pledging the Collateral, have any actual intent to hinder, delay or defraud any entity to which any of the Pledgors or Borrower is or is to become indebted.

                  (l) Each of the Pledgors and Borrower (or their respective equity owners) is receiving reasonably equivalent value in exchange for the Loan and pledge.

                  (m) Each of the Pledgors and Borrower is not insolvent on the date hereof and will not become insolvent as a result of such Loan and pledge.

                  (n) The Loan and pledge do not result in any of the Pledgors or Borrower having unreasonably small capital for its intended purposes.

                  (o) Each of the Pledgors and Borrower does not intend to incur, or believe in respect of the Loan and pledge that it will incur, debts that would be beyond such Pledgor's ability to pay as such debts matured.

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

                  (p) The Pledgors are the sole members of the Florida Borrowers and their percentage interests in the Florida Borrowers are as set forth on Schedule A hereto. The Managing Member is the sole member of Non-Florida Borrowers.

                  (q) The Managing Member is the sole managing member of Borrower and has the full power, authority and legal right under the Organizational Agreement to execute and deliver the Loan Documents on behalf of Borrower and to direct the operations of Borrower, including the performance by Borrower of its obligations under the Loan Documents. Each such Loan Document has been duly executed and delivered by the Managing Member on behalf of Borrower, and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  (r) The Non-Managing Member is the sole general partner of the Managing Member and has the full power, authority and legal right under the Organizational Agreement to execute and deliver the Loan Documents on behalf of the Managing Member on behalf of Borrower and to direct the operations of the Managing Member on behalf of the Borrower, including the performance by the Managing Member on behalf of the Borrower of Borrower's obligations under the Loan Documents. Each such Loan Document has been duly executed and delivered by the Non-Managing Member on behalf of the Managing Member on behalf of Borrower, and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  (s)  All   instruments   and   stock  or  other   certificates
representing the Collateral are being delivered by Pledgors to the Secured Party simultaneously herewith duly endorsed in blank.

                  (t) There are no outstanding options, warrants or other agreements with respect to any portion of the Collateral.

                  Section 3. Non-Recourse Guaranty. The Pledgors hereby guarantee to Secured Party, on a non-recourse basis, prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, it being understood that Secured Party's sole recourse against any of the Pledgors shall be limited to the Collateral. Notwithstanding anything to the contrary herein, Secured Party agrees not to sue or seek payment from any of the Pledgors (except to the extent of their respective interests in the Collateral) or any direct or indirect partners, members, shareholders, officers, employees, controlling person or affiliates of any of the Pledgors and none of such Persons shall have any liability for the Secured Obligations or any other obligation or liability hereunder whether based in law, in equity or otherwise.

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

                  Section 4. Collateral.As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Pledgor hereby pledges, collaterally assigns and hypothecates to Secured Party, and hereby grants to Secured Party, a Lien on and security interest in, all of such Pledgor's right, title and interest in, to and under the following, whether now owned by such Pledgor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as "Collateral"):

                  (i) its membership interest in Borrower (including, without limitation, all of its right, title and interest in, to and under the Organizational Agreement), including, without limitation, (a) all rights of such Pledgor to receive moneys due but unpaid and to become due under or pursuant to the Organizational Agreement, (b) all rights of such Pledgor to participate in the operation or management of Borrower and to take actions or consent to actions in accordance with the provisions of the Organizational Agreement, (c) all rights of such Pledgor to any property of Borrower, (d) all rights of such Pledgor to receive proceeds of any insurance, bond, indemnity, warranty or guaranty with respect to the Organizational Agreement, (e) all claims of such Pledgor for damages arising out of or for breach of or default under the Organizational Agreement and (f) all rights of such Pledgor to terminate, amend, supplement, modify or waive performance under the Organizational Agreement, to perform thereunder and to compel performance and otherwise to exercise all remedies thereunder;

                  (ii) all certificates representing its membership interest or a distribution or return of capital upon or with respect to its membership interest or resulting from a split-up, revision, reclassification or other like change of the Collateral or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Collateral; and

                  (iii) to the extent not included in the foregoing, all proceeds, products, offspring, rents, revenues, dividends, redemptions, distributions, issues, profits, royalties, income, benefits, accessions, additions, substitutions and replacements of and to any and all of the foregoing.

                  Section 5. Covenants.

                  5.01. Each Pledgor covenants and agrees as to itself that:

                  (i) Such Pledgor shall not (1) cancel or terminate the Organizational Agreement or consent to or accept any cancellation or termination thereof, (2) amend, supplement or otherwise modify the Organizational Agreement (as in effect on the date hereof and as thereafter amended, modified or supplemented with the consent of Secured Party) or (3) petition, request or take any other legal or administrative action that seeks, or may reasonably be expected, to rescind, terminate, amend, modify or suspend the Organizational Agreement.

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

                  (ii) Such Pledgor shall preserve and maintain its existence as a limited partnership or corporation, as applicable, and all of its licenses, rights, privileges and franchises that are necessary or desirable for the fulfillment of its obligations under this Agreement, the Organizational Agreement and each other Loan Document to which it is or is intended to be a party.

                  (iii) Subject to Pledgor's right to contest taxes in good faith, such Pledgor shall pay and discharge all material taxes now or hereafter imposed on it, on its income or profits, on any of its property or upon the Liens provided for herein prior to the date on which penalties attach thereto; such Pledgor shall promptly pay any valid, final judgment enforcing any such tax and cause the same to be satisfied of record and shall also pay, or cause to be paid, when due all claims for labor, material, supplies or services that, if unpaid, could by law result in a mechanic's lien.

                  (iv) Such Pledgor shall not (a) create, incur, assume or suffer to exist any Lien upon any of the Collateral, (b) directly or indirectly create, incur or suffer to exist any Indebtedness payable by Borrower, except as permitted by the Loan Agreement, (c) merge into or consolidate with any Person without the prior consent of Secured Party or (d) convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its assets.

                  (v) Such Pledgor shall notify Secured Party promptly upon obtaining knowledge of any action, suit or proceeding at law or in equity by or before any government authority, arbitral tribunal or other body pending or threatened in writing against Borrower which could result in a Material Adverse Effect.

                  (vi)  Such  Pledgor  shall  not  sell,  assign,   transfer  or
         otherwise dispose of all or any part of its membership interest in Borrower, or consent to the creation of any additional membership interest in Borrower, unless Secured Party retains, or is given, a first priority lien in such additional membership interest.

                  (vii) Such Pledgor shall not, without the prior written consent of Secured Party, voluntarily withdraw as a member of Borrower.

                  (viii) Such Pledgor shall not take or consent to any action to terminate, dissolve or liquidate Borrower or commence or consent to the commencement of any proceeding seeking the termination, dissolution or liquidation of Borrower.

                  (ix) Such Pledgor shall not cause or permit any membership interest in Borrower to be (i) traded on an established securities market, or (ii) readily tradable on a secondary market or the substantial equivalent thereof, in either case within the meaning of section 7704(b) of the Internal Revenue Code of 1986 and/or proposed, temporary or final Treasury Regulations in effect at any time that the Loan is outstanding.

                  5.02. The Non-Managing member covenants and agrees that:

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

                  (i) It shall not consent to the creation of any additional general partner in Managing Member.

                  (ii) It shall not, without the prior written consent of Secured Party, voluntarily withdraw as a general partner of the Managing Member.

                  (iii) It shall not take or consent to any action to terminate, dissolve or liquidate Managing Member or commence or consent to the commencement of any proceeding seeking the termination, dissolution or liquidation of Managing Member.

                  Section 6. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 4 hereof, each Pledgor hereby agrees with Secured Party as follows:

                  6.01. Delivery and Other Perfection. Each Pledgor shall:

                  (i) if any of the above-described membership interests, shares, securities, moneys, property or other interests constituting "Collateral" required to be pledged by such Pledgor under Section 4 hereof are received by such Pledgor, forthwith either (x) transfer and deliver to Secured Party such shares or securities so received by such Pledgor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by Secured Party, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as Secured Party shall deem necessary or appropriate to duly record the Lien created hereunder in such ownership interests, shares, securities, moneys, property or other interests in said clauses;

                  (ii) give, execute,  deliver, file and/or record any financing statement, continuation statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of Secured Party) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Secured Party to exercise and enforce its rights hereunder with respect to such pledge and security interest (including, without limitation, causing any or all of the Collateral to be transferred of record into the name of Secured Party or its nominee (and Secured Party agrees that if any Collateral is transferred into its name or the name of its nominee, it will thereafter promptly give to the Non-Managing Member copies of any notices and communications received by it with respect to the applicable Collateral); without limiting the generality of the foregoing, each Pledgor shall, if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to Secured Party such note or instrument duly endorsed or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party);

                  (iii) maintain, hold and preserve full and accurate Records and stamp or otherwise mark, or cause to be stamped or otherwise marked, the Records in such manner as Secured Party may reasonably


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

         require in order to reflect the security interests granted by this Agreement; and

                  (iv) permit representatives of Secured Party, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from the Records and permit representatives of Secured Party to be present at such Pledgor's place of business to make copies of all communications and remittances relating to the Collateral.

                  6.02. Other Financing Statements and Liens. Without the prior consent of Secured Party, no Pledgor shall file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which Secured Party is not named as the sole secured party.

                  6.03. Preservation of Rights. Secured Party shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.

                  6.04. Collateral.

                  (i) Notwithstanding anything to the contrary herein or in the other Loan Documents, so long as no Event of Default shall have occurred and be continuing and the Indebtedness has not been accelerated, each Pledgor shall have the right to exercise all management, voting, consensual and other powers of ownership pertaining to the Collateral for all purposes not inconsistent with the terms of this Agreement, the Loan Agreement and other Loan Documents; provided, that (i) each Pledgor agrees that it will not vote the Collateral in any manner that is inconsistent with the terms of this Agreement, the Loan Agreement and other Loan Documents and (ii) Secured Party shall execute and deliver to each Pledgor or cause to be executed and delivered to each Pledgor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as each Pledgor may reasonably request for the purpose of enabling each Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to this Section 6.04(a).

                  (ii) Any provisions of the Organizational Agreement restricting the transferability of the membership interests in Borrower shall not apply to the exercise by Secured Party of any of its rights and remedies under the Loan Agreement or any Loan Document or to any sale, assignment, transfer or other disposition by Secured Party of all or any part of any membership interest in Borrower. Each Pledgor hereby consents to the admission of Secured Party as a member and/or managing member in Borrower pursuant to the exercise of Secured Party's rights and remedies pursuant to this Agreement.

                  6.05. Events of Default, Etc. During the period after an Event of Default has occurred and is continuing and upon acceleration of the Indebtedness by Secured Party:

                  (i) Subject to the terms of this Section 6.05 (including, without limitation, paragraph (d) hereof), Secured Party shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not said UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted (including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Secured Party were the sole and absolute owner thereof (and each Pledgor agrees to take all such action as may be appropriate to give effect to such right));

                  (ii) Secured Party may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

                  (iii) Secured Party may, in its name or in the name of the Pledgors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                  (iv) Secured Party may, upon fifteen (15) days' prior notice to the Pledgors of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of Secured Party or any of its agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as Secured Party deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at a public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and any Person may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Pledgors, any such demand, notice and right or equity being hereby expressly waived and released. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other realization of all or any part of the Collateral shall be applied in accordance with Section 2.8 of the Loan Agreement. As used in this Section 6, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Pledgors or any issuer of or obligor on any of the Collateral.

                  The Pledgors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Collateral which constitutes a "security" under the Securities Act, to limit purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgors acknowledge that any such private sale may be at prices and on terms less favorable to Secured Party than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall not have any obligation to engage in public sales and no obligation to delay the sale of any such Collateral for the period of time necessary to permit the respective issuer thereof to register it for public sale.

                  6.06. Removals, Etc. Without at least thirty (30) days' prior notice to Secured Party, no Pledgor shall (a) maintain any of its books and records with respect to the Collateral pledged by it hereunder at any office or maintain its principal place of business at any place other than at the address indicated beneath its signature hereto or (b) change its corporate or partnership name, or the name under which it does business, from the name shown on the signature pages hereto.

                  6.07. Private Sale. Secured Party shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 6.05 hereof conducted in a commercially reasonable manner. The Pledgors hereby waive any claims against Secured Party by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations.

                  6.08. Attorney-in-Fact. Upon the occurrence and during the continuance of any Event of Default, Secured Party is hereby appointed the attorney-in-fact of each of the Pledgors for the purpose of carrying out the provisions of this Section 6 and taking any action and executing any instruments which Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with interest. Without limiting the generality of the foregoing, so long as Secured Party shall be entitled under this Section 6 to make collections in respect of the Collateral, Secured Party shall have the right and power to receive, endorse and collect all checks made payable to the order of the Pledgors representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                  6.09. Termination. When all of the Secured Obligations shall have been paid in full, this Agreement shall terminate and Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Pledgor.

                  6.10. Expenses. Each Pledgor jointly and severally agrees to pay and the Secured Obligations shall include all reasonable out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Section 6, or performance by Secured Party of any obligations of the Pledgors in respect of the Collateral which the Pledgors have failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of Secured Party in respect thereof, by litigation or otherwise.

                  6.11. Further Assurances. The Pledgors agree that, from time to time upon the request of Secured Party, such Pledgors will execute and deliver such further documents and do such other acts and things as Secured Party may reasonably request in order fully to effectuate the purposes of this Agreement.

                  Section 7. Miscellaneous.

                  7.01. No Waiver. No failure on the part of Secured Party or any of its agents to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise by Secured Party or any of its agents of any right, power or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

                  7.02. Notices. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing delivered to the intended recipient, in the case of Secured Party, as provided in Section 8.6 of the Loan Agreement or, in the case of Pledgors, addressed as follows:

                  in the case of Non-Managing Member:

                  Asset Investors Corporation
                  3410 South Galena Street, 17th Floor
                  Denver, Colorado 80222

                  in the case of Managing Member:

                  Asset Investors Operating Partnership, L.P.
                  c/o Asset Investors Corporation
                  3410 South Galena Street, 17th Floor
                  Denver, Colorado 80222

                  and, in the case of either Pledgor, a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  300 South Grand Avenue
                  Los Angeles, California  90071
                  Attention:  Thomas  Janson, Jr., Esq.

or, in any case, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  7.03. Waivers, Etc. This Agreement may be amended or modified only by an instrument in writing signed by each Pledgor and Secured Party, and any provision of this Agreement may be waived by Secured Party. Any waiver shall be effective only in the specific instance and for the specified purpose for which it was given.

                  7.04. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of the respective successors and assigns of, each Pledgor and Secured Party; provided, however, that no Pledgor shall assign or transfer its rights and obligations hereunder without the prior written consent of Secured Party and Secured Party shall not assign or transfer its rights or obligations, except in compliance with the Loan Agreement.

                  7.05. Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  7.06. Agents. Secured Party may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                  7.07. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Secured Party in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  7.08. Headings. Headings appearing herein are used solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  7.09. SUBMISSION TO JURISDICTION. EACH PLEDGOR HEREBY SUBMITS TO TILE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH

IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  7.10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

                  7.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  7.12. Security Agreement. This Agreement shall constitute a "security agreement" within the meaning of the UCC. Pledgors by executing and delivering this Agreement have granted and hereby grant to Secured Party, as security for the Secured Obligations, a security interest in the Collateral that may be subject to the UCC.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.



                                           ASSET INVESTORS OPERATING
                                           PARTNERSHIP, L.P.,
                                           a Delaware limited partnership

                                           By:    ASSET INVESTORS CORPORATION,
                                                  a Maryland corporation,
                                                  its General Partner


                                                  By: /s/David M. Becker
                                                     ---------------------------
                                                  Name: David M. Becker
                                                  Title: Chief Financial Officer


                                           ASSET INVESTORS CORPORATION,
                                           a Maryland corporation,


                                           By: /s/David M. Becker
                                               ---------------------------------
                                           Name: David M. Becker
                                           Title: Chief Financial Officer